UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 16, 2009
Federal Home Loan Bank of Pittsburgh
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Grant Street, Pittsburgh,	15219
Pennsylvania

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	412-288-3400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
On January 16, 2009, the Federal Home Loan Bank of Pittsburgh (“Bank”) issued a Member News notice detailing information to be presented and discussed in its January 16, 2009 (9:30 a.m. Eastern Standard Time) audio and web conference previously announced on January 12, 2009 via a current report on Form 8-K. The principal purpose of the conference is to discuss the Bank’s recent decision to suspend dividends and capital stock repurchases. A copy of the January 16, 2009 Member News notice and the slide presentation to be reviewed during the conference are attached to this report. A transcript of the call will be posted to the Bank’s public website (www.fhlb-pgh.com) and remain posted for 45 days following posting.
The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
99.1	Member News notice dated January 16, 2009, issued by the Federal Home Loan Bank of Pittsburgh

99.2	Federal Home Loan Bank of Pittsburgh January 16, 2009 Slide Presentation

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh
January 16, 2009	By:	Kristina K. Williams
		Name:	Kristina K. Williams
		Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Member News notice dated January 16, 2009, issued by the Federal Home Loan Bank of Pittsburgh

99.2	Federal Home Loan Bank of Pittsburgh January 16, 2009 Slide Presentation

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